      As Filed with the Securities and Exchange Commission on March 7, 1996
                                                             File No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM S-8*
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                             -----------------------

                               EMULEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                                           51-0300558
   (State or Other Jurisdiction of                              (IRS Employer
   Incorporation or Organization)                                  ID No.)

                              3535 Harbor Boulevard
                          Costa Mesa, California 92626
                    (Address of Principal Executive Offices)

                  EMULEX CORPORATION EMPLOYEE STOCK OPTION PLAN
                            (Full Title of the Plan)

              PAUL F. FOLINO, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               EMULEX CORPORATION
                              3535 Harbor Boulevard
                          Costa Mesa, California 92626
                     (Name and Address of Agent for Service)
                     Telephone Number, Including Area Code,
                      of Agent for Service: (714) 662-5600

                             -----------------------

                          Copies of Communications to:

                              ROBERT H. GOON, ESQ.
                        JEFFER, MANGELS, BUTLER & MARMARO
                      2121 Avenue of the Stars, Tenth Floor
                          Los Angeles, California 90067
                                 (310) 203-8080

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following line: /X/

                         CALCULATION OF REGISTRATION FEE

================================================================================
                                          Proposed    Proposed
        Title of                          Maximum     Maximum
       Securities              Amount     Offering    Aggregate      Amount of
          to be                 to be       Price     Offering      Registration
       Registered            Registered   Per Share    Price           Fee(1)
--------------------------------------------------------------------------------
Common Stock, $0.20 par       400,000      $10.25     $4,100,000       $1,414
value, to be issued under
Employee Stock Option
Plan
================================================================================

(1) Estimated in accordance with Rules 457(h) and 457(c) under the Securities Act of 1933 solely for the purpose of calculating the total registration fee based on the last sale reported on the NASDAQ National Market System on March 5, 1996.

* As permitted by Rule 429 under the Securities Act of 1933, the prospectus related to this Registration Statement also covers securities registered under Registration Statement No. 33-40959, filed on June 3, 1991.

PURSUANT TO GENERAL INSTRUCTION E OF FORM S-8, THIS REGISTRATION STATEMENT REGISTERS ADDITIONAL SHARES COVERED BY REGISTRATION STATEMENT NO. 33-40959 FILED JUNE 3, 1991 AND THE CONTENTS OF SUCH REGISTRATION STATEMENT ARE INCORPORATED BY REFERENCE EXCEPT AS REVISED HEREIN.



                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8. EXHIBITS


         The Exhibits to this Registration Statement are listed in the Index to Exhibits which is incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California, on the 5th day of March, 1996.


                       EMULEX CORPORATION


                       By: /s/ PAUL F. FOLINO
                           -----------------------------------------------------
                           Paul F. Folino, President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul F. Folino and Robert H. Goon, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

         SIGNATURE                            TITLE                        DATE
         ---------                            -----                        ----
/s/ PAUL F. FOLINO            President, Chief Executive Officer and   March 5, 1996
----------------------------  Director (Principal Executive Officer)
PAUL F. FOLINO



/s/ FRED B. COX               Chairman of the Board and Director       March 5, 1996
----------------------------
FRED B. COX



/s/ WALTER J. McBRIDE         Chief Financial Officer and Treasurer    March 5, 1996
----------------------------  (Principal Financial Officer and
WALTER J. McBRIDE             Accounting Officer)



/s/ MICHAEL P. DOWNEY         Director                                 March 5, 1996
----------------------------
MICHAEL P. DOWNEY

         SIGNATURE                            TITLE                        DATE
         ---------                            -----                        ----
/s/ GARY E. LIEBL             Director                                 March 5, 1996
----------------------------
GARY E. LIEBL



/s/ ROBERT H. GOON            Director                                 March 5, 1996
----------------------------
ROBERT H. GOON



/s/ DON M. LYLE               Director                                 March 5, 1996
----------------------------
DON M. LYLE

                                INDEX TO EXHIBITS



Exhibit Number                     Description                              Page
--------------                     -----------                              ----
4.1      Certificate of Incorporation (incorporated by reference to
         Exhibit 3.1 to Registration Statement on Form S-4 [File No.
         33-09995] filed November 6, 1986, as amended by
         post-effective amendment filed on June 15, 1989).

4.2      By-laws, as amended (incorporated by reference to Exhibit
         4.2 to Registration Statement on Form S-8 [File No.
         33-40959] filed June 3, 1991).

4.3      Certificate of Designation of Series A Junior Participating
         Preferred Stock (incorporated by reference to Exhibit 4 to
         Report on Form 8-K filed February 2, 1989).

4.4      Rights Agreement dated as of January 19, 1989 between
         Emulex Corporation and First Interstate Bank, Ltd.
         (incorporated by reference to Exhibit 4 to Report on Form
         8-K filed February 2, 1989).

4.5      Certificate of Amendment of Certificate of Incorporation of
         Emulex Corporation (incorporated by reference to Annex B to Proxy Statement filed January 24, 1994)

5.1 Opinion of Jeffer, Mangels, Butler & Marmaro LLP, as to legality of securities being registered.

23.1     Consent of KPMG Peat Marwick LLP

23.2     Consent of Jeffer, Mangels, Butler & Marmaro LLP. (See
         Exhibit 5.1)

24.1     Power of Attorney (contained on page II-2)

